Exhibit 10.1

OMNIBUS AMENDMENT TO LEASES

THIS OMNIBUS AMENDMENT TO LEASES (this “Amendment”), is dated as of June 1, 2020 (the “Effective Date”) by and among the entities listed on Schedule A attached hereto (collectively, and together with their respective successors and assigns, “Non-CPLV Landlord”), CPLV Property Owner LLC, a Delaware limited liability company (together with its successors and assigns, “CPLV Landlord”), Harrah’s Joliet Landco LLC, a Delaware limited liability company (together with its successors and assigns, “Joliet Landlord” and, together with Non-CPLV Landlord and CPLV Landlord, collectively or individually as the context may require, “Landlord”), CEOC, LLC, a Delaware limited liability company (“CEOC”), the entities listed on Schedule B attached hereto (collectively with CEOC, and together with their respective successors and assigns, “Non-CPLV Tenant”), Desert Palace LLC, a Nevada limited liability company (collectively with CEOC (for itself, and as successor by merger to Caesars Entertainment Operating Company, Inc., a Delaware corporation), and together with their respective successors and assigns, “CPLV Tenant”), and Des Plaines Development Limited Partnership, a Delaware limited partnership (together with its successors and assigns, “Joliet Tenant” and, together with Non-CPLV Tenant and CPLV Tenant, collectively or individually as the context may require, “Tenant”).

RECITALS

A.    Non-CPLV Landlord and Non-CPLV Tenant are parties to that certain LEASE (NON-CPLV) dated October 6, 2017, as amended by (i) that certain First Amendment to Lease (Non-CPLV) dated December 22, 2017, (ii) that certain Second Amendment to Lease (Non-CPLV) and Ratification of SNDA dated February 16, 2018, (iii) that certain Third Amendment to Lease (Non-CPLV) dated April 2, 2018 and (iv) that certain Fourth Amendment to Lease (Non-CPLV) dated December 26, 2018 (collectively, as amended, the “Non-CPLV Lease”);

B.    CPLV Landlord and CPLV Tenant are parties to that certain LEASE (CPLV) dated October 6, 2017, as amended by that certain First Amendment to Lease (CPLV) dated December 26, 2018 (collectively, as amended, the “CPLV Lease”);

C.    Joliet Landlord and Joliet Tenant are parties to that certain LEASE (JOLIET) dated October 6, 2017, as amended by that certain First Amendment to Lease (JOLIET) dated December 26, 2018 (collectively, as amended, the “Joliet Lease” and, together with the Non-CPLV Lease and the CPLV Lease, collectively, the “Leases” and each a “Lease”); and

D.    As a result of the casino closures in connection with the coronavirus (COVID-19) pandemic, Landlord and Tenant desire to modify certain provisions of the Leases, as more particularly set forth in this Amendment.

E.    Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the applicable Lease, respectively.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto do hereby stipulate, covenant and agree as follows:

1.    Amendments to Leases.

(a)    Deemed Satisfaction of 2020 Minimum Cap Ex Requirements and Deemed 2020 Capital Expenditure Amounts. Notwithstanding the terms of Sections 10.5(a)(ii) and (iv) of the CPLV Lease and Sections 10.5(a)(i) – (iv) of each of the Non-CPLV Lease and the Joliet Lease, if, and for so long as, (x) from the Effective Date until and including January 1, 2024 (the “Compliance Period”) (a) each Tenant, as applicable, pays each monthly installment of Rent no later than (i) six (6) days following the date such payment is due under the CPLV Lease and (ii) ten (10) days following the date such payment is due under the Non-CPLV Lease and the Joliet Lease (“Punctual Payment of Rent Condition”) and (b) no Tenant Event of Default occurs under any of the Leases (“No Default Condition”, and together with the Punctual Payment of Rent Condition, collectively, the “Tenant Compliance Conditions”) and (y) the 2020 Cap Ex Conditions (as defined below) are satisfied, Tenant shall be deemed to have:

(i) expended Capital Expenditures in an amount and of a nature sufficient to satisfy each of the Minimum Cap Ex Requirements under each Lease for the 2020 Fiscal Year and any Triennial Period ending December 31, 2020, as applicable, and

(ii) expended Capital Expenditures during the 2020 Fiscal Year in an amount equal to (x) Two Hundred Thirty-Eight Million Three Hundred Thousand and No/100 Dollars ($238,300,000.00) to be applied against the Triennial Minimum Cap Ex Requirement A under each of the Non-CPLV Lease and the Joliet Lease in respect of the Triennial Periods ending on December 31, 2020, December 31, 2021 and December 31, 2022, as the case may be and (y) Two Hundred Ten Million Eight Hundred Thousand and No/100 Dollars ($210,800,000.00) to be applied against the Triennial Minimum Cap Ex Requirement B under each of the Leases (and, for purposes of determining compliance with the Triennial Allocated Minimum Cap Ex Amount B Floors, allocated twenty-five percent (25%) to the Triennial Allocated Minimum Cap Ex Amount B Floor set forth in the CPLV Lease and seventy-five percent (75%) to the Triennial Allocated Minimum Cap Ex Amount B Floor set forth in the Non-CPLV Lease and Joliet Leases) in respect of the Triennial Periods ending on December 31, 2020, December 31, 2021 and December 31, 2022, as the case may be.

(b)    2020 Cap Ex Conditions. The following shall collectively constitute the “2020 Cap Ex Conditions”:

(i)    During the 2020 Fiscal Year, Tenant shall collectively expend Capital Expenditures pursuant to Section 10.5(a)(ii) of each of the Leases that, in each case, constitute installation or restoration and repair or other improvements of items with respect to the Leased Property thereunder, in an aggregate amount among the Leases equal to no less than Thirty-Eight Million Two Hundred Thousand and No/100 Dollars ($38,200,000.00); and

(ii)    During the 2020 Fiscal Year, Tenant shall collectively expend Capital Expenditures under the Leases pursuant to Section 10.5(a)(iii) of the Non-CPLV Lease and the Joliet Lease in an aggregate amount equal to no less than Ninety-Five Million Three Hundred Thousand and No/100 Dollars ($95,300,000.00) (the “2020 Triennial Cap Ex Amount”) (provided, that, for purposes of calculating the 2020 Triennial Cap Ex Amount, Capital Expenditures expended during the 2020 Fiscal Year shall not include Services Co Capital Expenditures or Capital Expenditures in respect of the London Clubs in an aggregate amount in excess of Eleven Million and No/100 Dollars ($11,000,000.00)) comprising at least

Eighty-Four Million Three Hundred Thousand and No/100 Dollars ($84,300,000.00) in the aggregate collectively expended by Tenant pursuant to Section 10.5(a)(iv) of each of the Leases (provided, that, for purposes of calculating such amount, the proviso in the first sentence in the definition of “Triennial Minimum Cap Ex Amount B” of the applicable Lease shall apply).

For the avoidance of doubt the provisions of Section 10.5(a)(viii) of the respective Leases shall apply to the foregoing Capital Expenditures.

(c)    Failure to Satisfy 2020 Cap Ex Conditions and Tenant Compliance Conditions.

(i)    Any failure to satisfy any of the Tenant Compliance Conditions during the Compliance Period is referred to herein as a “Tenant Non Compliance Trigger Event” and any failure to satisfy any of the 2020 Cap Ex Conditions as of January 1, 2021 is referred to herein as a “Cap Ex Trigger Event.”

(ii)    If, during the 2020 Fiscal Year, any Tenant Compliance Condition is not satisfied, then, in any such case, without the need for notice or any other precondition, the terms of this Amendment shall immediately become null and void and of no further force or effect.

(iii)    If (a) any Cap Ex Trigger Event occurs as of January 1, 2021, or (b) any Tenant Non Compliance Trigger Event occurs at any time from and including January 1, 2021 until and including December 31, 2021, then (x) Tenant shall be obligated, within five (5) Business Days after such Trigger Event Date (as defined below), to deposit funds into the Cap Ex Reserve under each applicable Lease in an aggregate amount equal to the difference between (A) the amount of Capital Expenditures each Tenant would have been required to expend in the 2020 Fiscal Year, pursuant to the terms of the Leases which were in effect immediately prior to the date hereof, in order to satisfy the respective Minimum Cap Ex Requirements under each Lease (calculated as of December 31, 2020), and (B) the amount of Capital Expenditures each Tenant actually expended in the 2020 Fiscal Year with respect to such Minimum Cap Ex Requirements (the “2020 Cap Ex Shortfall Amount”), (y) Tenant shall be required to expend the 2020 Cap Ex Shortfall Amount on Capital Expenditures within six (6) months of the date of such Cap Ex Trigger Event or Tenant Non Compliance Trigger Event (“Trigger Event Date”), in each case, as necessary to satisfy the respective Minimum Cap Ex Requirements for the 2020 Fiscal Year, as applicable (calculated as of December 31, 2020), and (z) it is understood that compliance with the requirements of this clause (iii) shall not be deemed to relieve Tenant of compliance with (a) the Minimum Cap Ex Requirements with respect to any time period for which Tenant is not required to make a shortfall deposit pursuant to this clause (iii) and (b) the Annual Minimum Per-Lease B&I Cap Ex Requirement and, if applicable, the Annual Minimum Cap Ex Requirement, in each case with respect to the 2021 Fiscal Year.

(iv)    If a Tenant Non Compliance Trigger Event occurs at any time from and including January 1, 2022 until and including December 31, 2022, then (x) Tenant shall be obligated, within five (5) Business Days after such Trigger Event Date, to immediately deposit funds into the Cap Ex Reserve under each applicable Lease in an aggregate amount equal to the sum of (I) the 2020 Cap Ex Shortfall Amount, and (II) the difference between (A) the amount of Capital Expenditures each Tenant would have been required to expend in the 2021

Fiscal Year pursuant to the terms of the Leases which were in effect immediately prior to the date hereof, in order to satisfy the respective Minimum Cap Ex Requirements under each Lease (calculated as of December 31, 2021, and determined after giving effect to the deposit of the 2020 Cap Ex Shortfall Amount into the Cap Ex Reserve, and as if such deposited 2020 Cap Ex Shortfall Amount had been expended in Fiscal Year 2020), and (B) the amount of Capital Expenditures each Tenant actually expended in the 2021 Fiscal Year with respect to such Minimum Cap Ex Requirements (the “2021 Cap Ex Shortfall Amount”), (y) Tenant shall be required to expend at least fifty percent (50%) of each of the 2020 Cap Ex Shortfall Amount and 2021 Cap Ex Shortfall Amount on Capital Expenditures within six (6) months of the Trigger Event Date with the remaining portions of such amounts to be expended within twelve (12) months of the Trigger Event Date, in each case, as necessary to satisfy the respective Minimum Cap Ex Requirements for the 2020 and 2021 Fiscal Years, as applicable (calculated as of December 31, 2020 and December 31, 2021, respectively), and (z) it is understood that compliance with the requirements of this clause (iv) shall not be deemed to relieve Tenant of compliance with (a) the Minimum Cap Ex Requirements with respect to any time period for which Tenant is not required to make a shortfall deposit pursuant to this clause (iv) and (b) the Annual Minimum Per-Lease B&I Cap Ex Requirement and, if applicable, the Annual Minimum Cap Ex Requirement, in each case with respect to the 2021 and 2022 Fiscal Years.

(v)    If a Tenant Non Compliance Trigger Event occurs on or after January 1, 2023 and prior to the expiration of the Compliance Period, then (x) Tenant shall be obligated, within five (5) Business Days after such Trigger Event Date, to immediately deposit funds into the Cap Ex Reserve under each applicable Lease in an aggregate amount equal to the sum of (I) the 2020 Cap Ex Shortfall Amount, (II) the 2021 Cap Ex Shortfall Amount, and (III) the difference between (A) the amount of Capital Expenditures each Tenant would have been required to expend in the 2022 Fiscal Year, pursuant to the terms of the Leases which were in effect immediately prior to the date hereof, in order to satisfy the respective Minimum Cap Ex Requirements under each Lease (calculated as of December 31, 2022, and determined after giving effect to the deposit of the 2020 Cap Ex Shortfall Amount and the 2021 Cap Ex Shortfall Amount into the Cap Ex Reserve, and as if such deposited 2020 Cap Ex Shortfall Amount and 2021 Cap Ex Shortfall Amount had been expended in Fiscal Years 2020 or 2021, as applicable), and (B) the amount of Capital Expenditures each Tenant actually expended in the 2022 Fiscal Year with respect to such Minimum Cap Ex Requirements (the “2022 Cap Ex Shortfall Amount” and together with the 2020 Cap Ex Shortfall Amount and 2021 Cap Ex Shortfall Amount, collectively, the “Cap Ex Shortfall Amount”), (y) Tenant shall be required to expend at least fifty percent (50%) of the Cap Ex Shortfall Amount on Capital Expenditures within six (6) months of the Trigger Event Date with the remaining portion of such amount to be expended within twelve (12) months of the Trigger Event Date, in each case, as necessary to satisfy the respective Minimum Cap Ex Requirements for the 2020, 2021 and 2022 Fiscal Years, as applicable (calculated as of December 31, 2020, December 31, 2021 and December 31, 2022, respectively), and (z) it is understood that compliance with the requirements of this clause (v) shall not be deemed to relieve Tenant of compliance with (a) the Minimum Cap Ex Requirements with respect to any time period for which Tenant is not required to make a shortfall deposit pursuant to this clause (v) and (b) the Annual Minimum Per-Lease B&I Cap Ex Requirement and, if applicable, the Annual Minimum Cap Ex Requirement, in each case with respect to (I) the 2021 and 2022 Fiscal Years and (II) the Fiscal Year in which the Tenant Non Compliance Trigger Event occurs.

(vi)    Any portion of the Cap Ex Shortfall Amount expended by Tenant shall be credited against (and shall count towards satisfaction of) the applicable Minimum Cap Ex Requirement for the Fiscal Year for which such funds were deposited. It is further understood that if Tenant is required to deposit and expend a Cap Ex Shortfall Amount pursuant to this Section 1(c), then for so long as Tenant is in compliance with the provisions of this Section 1(c), then any Tenant Event of Default that may otherwise exist as a result of Section 1(a) no longer being in effect shall be deemed cured.

(d)    Unavoidable Delay. The provisions of Section 10.5(a)(ix) of the respective Leases shall not apply to any Unavoidable Delay directly or indirectly resulting from the coronavirus (COVID-19) pandemic.

2.    No Waiver. Except to the extent expressly set forth in this Amendment, Landlord is not waiving any obligations of Tenants under their respective Leases or any rights of Landlord under the Leases or at law, nor is Landlord waiving or consenting to any other events that may have occurred under or in relation to any of the Leases.

3.    Incorporation into the Lease. The provisions of this Amendment applicable to each Lease are hereby incorporated into each such Lease and made an integrated, non-severable part thereof.

4.    Other Documents. Any and all agreements entered into in connection with any Lease which make reference therein to “the Lease” shall be intended to, and are deemed hereby, to refer to such Lease as amended by this Amendment.

5.    Miscellaneous.

(a)    This Amendment shall be construed according to and governed by the laws of the jurisdiction(s) which are specified by the Leases without regard to its conflicts of law principles. The parties hereto hereby irrevocably submit to the jurisdiction of any court of competent jurisdiction located in such applicable jurisdiction in connection with any proceeding arising out of or relating to this Amendment.

(b)    If any provision of this Amendment is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Amendment will remain in full force and effect.

(c)    Neither this Amendment nor any provision hereof may be changed, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such change, modification, waiver, waiver, discharge or termination is sought.

(d)    The paragraph headings and captions contained in this Amendment are for convenience of reference only and in no event define, describe or limit the scope or intent of this Amendment or any of the provisions or terms hereof.

(e)    This Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.

(f)    This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

(g)    Except as specifically modified in this Amendment, all of the provisions of the Leases remain unchanged and continue in full force and effect.

(h)    This Amendment shall not be effective unless and until (i) all requisite notices in respect hereof have been filed with all applicable Gaming Authorities, (ii) any advance notice period with respect to Gaming Authorities applicable hereto shall have expired and (iii) all approvals from all applicable Gaming Authorities required for the parties hereto to consummate the amendments to the Leases hereunder shall have been obtained, whereupon this Amendment shall be effective retroactive as of the Effective Date. Each of Tenant and Landlord hereby agrees to give prompt written notice to the other upon the satisfaction of the foregoing clauses (i) through (iii) with respect to such party.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the Effective Date.

LANDLORD:

HORSESHOE COUNCIL BLUFFS LLC

HARRAH’S COUNCIL BLUFFS LLC

HARRAH’S METROPOLIS LLC

HORSESHOE SOUTHERN INDIANA LLC

NEW HORSESHOE HAMMOND LLC

NEW HARRAH’S NORTH KANSAS CITY LLC

GRAND BILOXI LLC

HORSESHOE TUNICA LLC

NEW TUNICA ROADHOUSE LLC

CAESARS ATLANTIC CITY LLC

BALLY’S ATLANTIC CITY LLC

HARRAH’S LAKE TAHOE LLC

HARVEY’S LAKE TAHOE LLC

HARRAH’S RENO LLC

BLUEGRASS DOWNS PROPERTY OWNER LLC

VEGAS DEVELOPMENT LLC

VEGAS OPERATING PROPERTY LLC

MISCELLANEOUS LAND LLC

PROPCO GULFPORT LLC

PHILADELPHIA PROPCO LLC

CPLV PROPERTY OWNER LLC

HARRAH’S JOLIET LANDCO LLC,

each, a Delaware limited liability company

By:	/s/ David A. Kieske
Name:	David A. Kieske
Title:	Treasurer

HORSESHOE BOSSIER CITY PROP LLC

HARRAH’S BOSSIER CITY LLC,

each, a Louisiana limited liability company

By:	/s/ David A. Kieske
Name:	David A. Kieske
Title:	Treasurer

[Signature Page to Omnibus Amendment]

TENANT:

CEOC, LLC,
a Delaware limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer

HBR REALTY COMPANY LLC,
a Nevada limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Treasurer

HARVEYS IOWA MANAGEMENT COMPANY LLC,
a Nevada limited liability company

By:	/s/ Eric Hession

Name:	Eric Hession
Title:	Treasurer

SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES LLC, an Illinois limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Treasurer

[Signature Page to Omnibus Amendment]

CAESARS RIVERBOAT CASINO, LLC,
an Indiana limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer

ROMAN HOLDING COMPANY OF INDIANA LLC,
an Indiana limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Treasurer

HORSESHOE HAMMOND, LLC,
an Indiana limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer

[Signature Page to Omnibus Amendment]

HORSESHOE ENTERTAINMENT,
a Louisiana limited partnership

By:	New Gaming Capital Partnership,

a Nevada limited partnership,
Its general partner

	By:	Horseshoe GP, LLC,
a Nevada limited liability company
Its general partner

		By:	/s/ Eric Hession
		Name:	Eric Hession
		Title:	Chief Financial Officer

HARRAH’S BOSSIER CITY INVESTMENT COMPANY, L.L.C.,
a Louisiana limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer

HARRAH’S NORTH KANSAS CITY LLC,
a Missouri limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer

[Signature Page to Omnibus Amendment]

GRAND CASINOS OF BILOXI, LLC,
a Minnesota limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer

ROBINSON PROPERTY GROUP LLC,
a Mississippi limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Treasurer

TUNICA ROADHOUSE LLC,
a Delaware limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer

BOARDWALK REGENCY LLC,
a New Jersey limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Treasurer

[Signature Page to Omnibus Amendment]

CAESARS NEW JERSEY LLC,
a New Jersey limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Treasurer

BALLY’S PARK PLACE LLC,
a New Jersey limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Treasurer

HARVEYS TAHOE MANAGEMENT COMPANY LLC, a Nevada limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Treasurer

[Signature Page to Omnibus Amendment]

PLAYERS BLUEGRASS DOWNS LLC, a Kentucky limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer

CASINO COMPUTER PROGRAMMING, INC.,
an Indiana corporation

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer

HARVEYS BR MANAGEMENT COMPANY, INC.,
a Nevada corporation

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer

[Signature Page to Omnibus Amendment]

HOLE IN THE WALL, LLC,
a Nevada limited liability company

By:	CEOC, LLC,
as sole member

	By:	/s/ Eric Hession
	Name:	Eric Hession
	Title:	Chief Financial Officer

CHESTER DOWNS AND MARINA, LLC,
a Pennsylvania limited liability company

By:	Harrah’s Chester Downs Investment Company, LLC,
as sole member

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer

DESERT PALACE LLC,
a Nevada limited liability company

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer

[Signature Page to Omnibus Amendment]

DES PLAINES DEVELOPMENT
LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Harrah’s Illinois, LLC,
A Nevada limited liability company,
Its general partner

	By:	/s/ Eric Hession
	Name:	Eric Hession
	Title:	Treasurer

[Signature Page to Omnibus Amendment]

CONSENT AND RATIFICATION

By executing this Amendment in the space provided below, Guarantor hereby: (i) consents to each Tenant’s execution and delivery of this Amendment; and (ii) ratifies and confirms that each MLSA (including, but not limited to, the Lease Guaranty as defined and contained therein) executed by Guarantor is in full force and effect.

CAESARS ENTERTAINMENT CORPORATION,

a Delaware corporation

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Chief Financial Officer

[Signature Page to Omnibus Amendment]

Schedule A

NON-CPLV LANDLORD ENTITIES

Horseshoe Council Bluffs LLC

Harrah’s Council Bluffs LLC

Harrah’s Metropolis LLC

Horseshoe Southern Indiana LLC

New Horseshoe Hammond LLC

Horseshoe Bossier City Prop LLC

Harrah’s Bossier City LLC

New Harrah’s North Kansas City LLC

Grand Biloxi LLC

Horseshoe Tunica LLC

New Tunica Roadhouse LLC

Caesars Atlantic City LLC

Bally’s Atlantic City LLC

Harrah’s Lake Tahoe LLC

Harvey’s Lake Tahoe LLC

Harrah’s Reno LLC

Bluegrass Downs Property Owner LLC

Vegas Development LLC

Vegas Operating Property LLC

Miscellaneous Land LLC

Propco Gulfport LLC

Philadelphia Propco LLC

Schedule A

Schedule B

NON-CPLV TENANT ENTITIES

CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

HBR Realty Company LLC

Harveys Iowa Management Company LLC

Southern Illinois Riverboat/Casino Cruises LLC

Caesars Riverboat Casino LLC

Roman Holding Company of Indiana LLC

Horseshoe Hammond, LLC

Horseshoe Entertainment

Harrah’s Bossier City Investment Company, LLC

Harrah’s North Kansas City LLC

Grand Casinos of Biloxi, LLC

Robinson Property Group LLC

Tunica Roadhouse LLC

Boardwalk Regency LLC

Caesars New Jersey LLC

Bally’s Park Place LLC

Harveys Tahoe Management Company LLC

Players Bluegrass Downs LLC

Casino Computer Programming, Inc.

Harveys BR Management Company, Inc.

Hole in the Wall, LLC

Chester Downs and Marina, LLC

Schedule B